[EXECUTION COPY]


                                                                          TUNICA
                                                              (MISSISSIPPI)
                                                               RESORT HOTEL


        DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY
                                 AGREEMENT

                         Dated as of May 10, 1996
                               BY AND AMONG

                          BL DEVELOPMENT CORP.,
                        a Minnesota corporation,
                               as Trustor

                              HANCOCK BANK,
                     not in its individual capacity,
                but solely as Lessor and Trustee pursuant
                    to the Lease and Trust Agreement,
                         as Ground Lease Trustor

                            JAMES R. McILWAIN
                              an individual,
                               as Trustee

                                   and

                   BA LEASING & CAPITAL CORPORATION, a
            California corporation, in its capacity as Agent,
                             as Beneficiary

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     THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS
OF TUNICA COUNTY, MISSISSIPPI UNDER THE NAMES OF BL DEVELOPMENT CORP. (FEDERAL I.D. NO. 41-1754530) AS "TRUSTOR" AND HANCOCK BANK (FEDERAL I.D. NO. [640169065]) AS "TRUSTOR."

     THIS IS A FIXTURE FILING AND THE RECORD OWNER OF THE PROPERTY LOCATED IN THE COUNTY OF TUNICA, STATE OF MISSISSIPPI IS BL DEVELOPMENT CORP.

     THIS INSTRUMENT IS A "CONSTRUCTION MORTGAGE" AS THAT TERM IS DEFINED IN
SECTION 75-9-313 OF THE MISSISSIPPI CODE OF 1972, AS AMENDED, AND SECURES AN OBLIGATION INCURRED FOR THE CONSTRUCTION OF AN IMPROVEMENT UPON LAND.

                          INDEXING INSTRUCTIONS:

This instrument affects real and personal property situated, lying and being in the County of Tunica, State of Mississippi, known as follows:
Part of the Northwest 1/4 and Southwest 1/4 of

          Section:  5
          Township: 3 South
          Range:    10 West




This instrument secures a line of credit to be used primarily for business, commercial or agricultural purposes and is entitled to the lien protection provisions in Section 89-1-49 of the Mississippi Code of 1972, as amended.




                             TABLE OF CONTENTS

Section                                                                Page

                                 ARTICLE I

                           COVENANTS OF TRUSTORS

     1.1  Performance of Operative Documents . . . . . . . . . . . . . .  9
     1.2  General Representations, Covenants and Warranties. . . . . . .  9
     1.3  Compliance with Legal Requirements . . . . . . . . . . . . . .  9
     1.4  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     1.5  Insurance/Casualty . . . . . . . . . . . . . . . . . . . . . . 10
     1.6  Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . 10
     1.7  Care of Trust Estate . . . . . . . . . . . . . . . . . . . . . 10
     1.8  Environmental Laws . . . . . . . . . . . . . . . . . . . . . . 10
     1.9  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     1.10 Treatment of Ground Lease in Bankruptcy. . . . . . . . . . . . 11
     1.11 Rejection of Ground Lease by Trustor . . . . . . . . . . . . . 11
     1.12 Assignment of Claims to Beneficiary. . . . . . . . . . . . . . 12
     1.13 Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 12
     1.14 Ground Lease Trustor's Acquisition of Interest in Leased
               Parcels . . . . . . . . . . . . . . . . . . . . . . . . . 12
     1.15 Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 12
     1.16 Further Encumbrance. . . . . . . . . . . . . . . . . . . . . . 12
     1.17 Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 12
     1.18 Further Assurances . . . . . . . . . . . . . . . . . . . . . . 12
     1.19 Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 13
     1.20 Assignment of Rents and Leases . . . . . . . . . . . . . . . . 13
     1.21 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     1.22 Beneficiary's Cure of Trustors' Default. . . . . . . . . . . . 13
     1.23 Compliance with Permitted Lien Agreements. . . . . . . . . . . 14
     1.24 Use of Hotel Site. . . . . . . . . . . . . . . . . . . . . . . 14
     1.25 Taxes on Beneficiary . . . . . . . . . . . . . . . . . . . . . 14
     1.26 Additional Taxes . . . . . . . . . . . . . . . . . . . . . . . 14
     1.27 Defense of Actions . . . . . . . . . . . . . . . . . . . . . . 14
     1.28 Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     1.29 Future Advances. . . . . . . . . . . . . . . . . . . . . . . . 14
     1.30 Security Agreement and Financing Statements. . . . . . . . . . 14

                                ARTICLE II

                         CORPORATE LOAN PROVISIONS

     2.1  Interaction with other Operative Documents.. . . . . . . . . . 16

                                ARTICLE III

                                 DEFAULTS

     3.1  Event of Default . . . . . . . . . . . . . . . . . . . . . . . 16

                                ARTICLE IV

                                 REMEDIES

     4.1  Acceleration of Maturity . . . . . . . . . . . . . . . . . . . 16
     4.2  Protective Advances. . . . . . . . . . . . . . . . . . . . . . 16
     4.3  Institution of Equity Proceedings. . . . . . . . . . . . . . . 17
     4.4  Beneficiary's Power of Enforcement . . . . . . . . . . . . . . 17
     4.5  Beneficiary's Right to Enter and Take Possession, Operate
               and Apply Income. . . . . . . . . . . . . . . . . . . . . 18
     4.6  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     4.7  Purchase by Beneficiary. . . . . . . . . . . . . . . . . . . . 19
     4.8  Waiver of Appraisement, Valuation, Stay, Extension and
               Redemption Laws . . . . . . . . . . . . . . . . . . . . . 19
     4.9  Receiver . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
     4.10 Suits to Protect the Trust Estate. . . . . . . . . . . . . . . 20
     4.11 Proofs of Claim. . . . . . . . . . . . . . . . . . . . . . . . 20
     4.12 Deficiencies; Application of Monies by Beneficiary . . . . . . 20
     4.13 Delay or Omission, No Waiver . . . . . . . . . . . . . . . . . 20
     4.14 No Waiver of One Default to Affect Another . . . . . . . . . . 20
     4.15 Discontinuance of Proceedings; Position of Parties Restored. . 21
     4.16 Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . 21
     4.17 Interest After Event of Default. . . . . . . . . . . . . . . . 21
     4.18 Foreclosure, Expenses of Litigation. . . . . . . . . . . . . . 21
     4.19 Deficiency Judgments . . . . . . . . . . . . . . . . . . . . . 22
     4.20 Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . 22

                                 ARTICLE V

                  RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                   OTHER PROVISIONS RELATING TO TRUSTEE

     5.1  Exercise of Remedies by Trustee. . . . . . . . . . . . . . . . 22
     5.2  Rights and Privileges of Trustee . . . . . . . . . . . . . . . 22
     5.3  Resignation or Replacement of Trustee. . . . . . . . . . . . . 23
     5.4  Authority of Beneficiary . . . . . . . . . . . . . . . . . . . 23
     5.5  Effect of Appointment of Successor Trustee . . . . . . . . . . 23
     5.6  Confirmation of Transfer and Succession. . . . . . . . . . . . 23
     5.7  Ratification . . . . . . . . . . . . . . . . . . . . . . . . . 23
     5.8  Exculpation. . . . . . . . . . . . . . . . . . . . . . . . . . 23
     5.9  Endorsement and Execution of Documents . . . . . . . . . . . . 24
     5.10 Multiple Trustees. . . . . . . . . . . . . . . . . . . . . . . 24
     5.11 Terms of Trustee's Acceptance. . . . . . . . . . . . . . . . . 24





                                ARTICLE VI

                         MISCELLANEOUS PROVISIONS

     6.1  Heirs, Successors and Assigns Included in Parties. . . . . . . 24
     6.2  Intentionally Omitted. . . . . . . . . . . . . . . . . . . . . 25
     6.3  Addresses for Notices, Etc . . . . . . . . . . . . . . . . . . 25
     6.4  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.5  Invalid Provisions to Affect No Others . . . . . . . . . . . . 26
     6.6  Changes and Priority Over Intervening Liens. . . . . . . . . . 26
     6.7  Estoppel Certificates. . . . . . . . . . . . . . . . . . . . . 26
     6.8  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 26
     6.9  Required Notices . . . . . . . . . . . . . . . . . . . . . . . 27
     6.10 Reconveyance . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.11 Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . 27
     6.12 Late Charges . . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.13 Cost of Accounting . . . . . . . . . . . . . . . . . . . . . . 27
     6.14 Right of Entry . . . . . . . . . . . . . . . . . . . . . . . . 27
     6.15 Corrections. . . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.16 Statute of Limitations . . . . . . . . . . . . . . . . . . . . 28
     6.17 Joint and Several Liability. . . . . . . . . . . . . . . . . . 28
     6.18 Context. . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.19 Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.20 Interpretation . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.21 Limitation of Liability. . . . . . . . . . . . . . . . . . . . 28

                                ARTICLE VII

                             POWER OF ATTORNEY

     7.1  Grant of Power . . . . . . . . . . . . . . . . . . . . . . . . 28

                               ARTICLE VIII

                               SUBORDINATION


Schedule A     Legal Description

Appendix I  --      Definitions




                                                                    RESORT HOTEL

        DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY
                                 AGREEMENT


THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (hereinafter called "Deed of Trust') is made as of May 10, 1996, by BL DEVELOPMENT CORP., a Minnesota corporation, whose address is 13705 First Avenue North, Plymouth, Minnesota 55441-5451 ("Trustor"), HANCOCK BANK, not in its individual capacity, but solely in its capacity as Lessor and Trustee pursuant to the Lease and Trust Agreement, whose address is One Hancock Plaza, Gulfport, Mississippi 39501 ("Ground Lease Trustor") (Ground Lease Trustor and Trustor are sometimes collectively referred to as "Trustors"), to JAMES R. McILWAIN, an individual, whose address is c/o Hancock Bank, One Hancock Plaza, Gulfport, Mississippi 39501 ("Trustee") and BA LEASING & CAPITAL CORPORATION, a California corporation, as Agent for the benefit of the Lenders pursuant to the Loan Agreement and Lease, whose address is Four Embarcadero Center, Suite 1200, San Francisco, California 94111 ("Beneficiary").

     DEFINITIONS - For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 annexed hereto. As used in this Deed of Trust, the following terms have the meanings hereinafter set forth:

     "Accounts Receivable" shall mean with respect to the Hotel, all accounts, accounts receivable and other receivables, including, without limitation, revenues, rentals, rent equivalents, receipts, income and profits from guest rooms, meeting rooms, food and beverage facilities, vending machines, telephone systems, guest laundry and any other items of revenue, receipts and/or income as identified in the Uniform System of Accounts for Hotels, 8th Edition, International Association of Hospitality Accountants (1986), as from time to time amended.

     "Affiliate" shall have the meaning set forth in Appendix 1 to the Participation Agreement.

     "Agent" means BA Leasing & Capital Corporation, a California corporation, and its successors and/or assigns pursuant to the terms of the Operative Documents.

     "Appurtenant Rights" means all and singular the tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustors at law or in equity, in any way belonging, benefitting, relating or appertaining to the Hotel Site, the airspace over the Hotel Site, the Improvements or any of the Trust Estate encumbered by this Deed of Trust, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustors.

     "Bankruptcy" means, with respect to any Person, that such Person is or becomes bankrupt or insolvent or: (a) is the subject of any order for relief under any Bankruptcy Law; (b) commences a voluntary proceeding under any Bankruptcy Law; (c) consents to the entry of an order for relief in an involuntary proceeding under any Bankruptcy Law; (d) consents to the appointment of, or taking possession by, any Receiver; (e) makes any assignment for the benefit of creditors; (f) is unable or fails, or admits in writing, its inability to pay its debts as such debts become due; (g) is the subject of any involuntary proceeding under any Bankruptcy Law or involuntary appointment of a Receiver, and such involuntary proceeding or appointment is not dismissed and terminated within 90 days; (h) is the subject of any other proceeding or relief similar to any of the foregoing under any law; (i) is the subject of a warrant of attachment, execution, or similar process with respect to such Person or any substantial part of such Person's property, which warrant or similar process remains in effect for sixty days without having been bonded or discharged; or otherwise ceases to do business as a going concern.

     "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

     "Bankruptcy Law" means Title 11, United States Code, and any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors.

     "Beneficiary" means BA Leasing & Capital Corporation, a California corporation, its successors and/or assigns.

     "Business Day" shall have the meaning set forth in Appendix 1.

     "Casualty" shall have the meaning set forth in Appendix 1.

     "Casualty Recoveries" shall have the meaning set forth in Appendix 1.

     "Environmental Law" shall have the meaning set forth in Appendix 1.

     "Event of Default" shall have the meaning set forth in Section 3.1 hereof.

     "FF&E" means all furniture, fixtures, equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Hotel Site or Improvements whether or not the same constitutes real property or fixtures in the State of Mississippi, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time hereinafter installed in, affixed to or placed upon the Hotel Site or Improvements.

     "Gaming Control Act" means the Mississippi Gaming Control Act, Miss. Code Ann. Section 75-76-1, et seq., as from time to time amended, or any successor provision of law, and the regulations promulgated thereunder, including the Mississippi Gaming Commission Regulations.

     "Governmental Authority" shall have the meaning set forth in Appendix 1.

     "Ground Lease" means the ground lease, dated as of the date hereof, between Trustor, as lessor, and Ground Lease Trustor, as lessee, pursuant to which Trustor has leased the Hotel Site to Ground Lease Trustor.

     "Ground Lease Damage Claims" means all of Ground Lease Trustor's claims and rights to the payment of damages that may arise from Trustor's failure to perform under the Ground Lease, or rejection of the Ground Lease under any Bankruptcy Law.

     "Ground Lease Trustor" shall have the meaning set forth in the preamble.

     "Hotel Site" means the real property situated in the County of Tunica, State of Mississippi, more specifically described in Schedule A attached hereto and incorporated herein by reference, including any after acquired title thereto, upon which the Hotel shall be constructed.

     "Improvements" means (1) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Hotel Site or any real property encumbered hereby including the Hotel, and (2) all fixtures, machinery, appliances, goods, building or other materials, equipment, including, without limitation all gaming equipment and devices, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, communication systems, and equipment; all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Hotel Site; all chaise lounges, hot tubs, swimming pool heaters and equipment and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Hotel Site; all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned or leased by Trustors or in which Trustors have any right or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Hotel Site or any real or personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Trustors in and to any such property (subject to any Permitted Liens), which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered.

     "Insolvent" means with respect to any person or entity, that such person or entity shall be deemed to be insolvent if he or it is unable to pay his or its debts as they become due and/or if the fair market value of his or its assets does not exceed his or its aggregate liabilities.

     "Intangible Collateral" means with respect to the Hotel and the Hotel Site
(a) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Hotel or Improvements, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Hotel or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Hotel, and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Hotel, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Trustors and their subsidiaries), cash, instruments, chattel papers, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims including, without limitation condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with the operation of the Trust Estate and in which Trustor now or hereafter has rights; and (d) all of Trustors' documents, instruments, contract rights, and general intangibles including, without limitation, all permits, licenses, franchises and agreements required for the use, occupancy or operation of any Improvements (to the extent such licenses, permits and approvals are not prohibited from being pledged); and (e) general intangibles, vacation license resort agreements or other time share license or right to use agreements including, without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

     "Lease" means the lease, dated as of the date hereof, between Ground Lease Trustor, as lessor, and Trustor, as lessee, pursuant to which Ground Lease Trustor has leased the Hotel to Trustor.

     "Legal Requirements" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Trustors, all or any portion of the Trust Estate and/or any Affiliate of Trustors, in effect either at the time of execution of this Deed of Trust or at any time during the term hereof.

     "Lenders" shall have the meaning set forth in Appendix 1.

     "Lien" shall have the meaning set forth in Appendix 1.

     "Loan Agreement" means the loan agreement, dated as of the date hereof, among Ground Lease Trustor, as borrower, and the Lenders.

     "Non-Casualty Recoveries" shall have the meaning set forth in Appendix
1.

     "Obligations" shall mean all obligations (monetary or otherwise) of the Ground Lease Trustor under the Loan Agreement and under the Ground Lease and all obligations (monetary or otherwise) of Trustor under the Ground Lease and the Lease, together with any and all other obligations (monetary or otherwise) of Trustors under the Operative Documents to which each is a party.

     "Operative Documents" shall have the meaning set forth in Appendix 1.

     "Overdue Rate" shall have the meaning set forth in Appendix 1.

     "Participation Agreement" means that certain Participation Agreement, dated as of the date hereof, among BL Development Corp., as Lessee and Construction Agent; Grand Casinos, Inc. and certain of its subsidiaries, as Guarantors; Ground Lease Trustor, as Lessor and Trustee; the Lenders, Co-Agents and Lead Manager identified therein and BA Leasing & Capital Corporation, as Arranger and Agent.

     "Permitted Liens" shall have the meaning set forth in Appendix 1.

     "Person" shall have the meaning set forth in Appendix 1.

     "Proceeds" has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to all Casualty Recoveries and Non-Casualty Recoveries and (i) any and all proceeds of any insurance (including, without limitation property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Trust Estate; (ii) any and all proceeds in the form of accounts (as such term is defined in the UCC), security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, chattel paper, liens and security instruments, guaranties or general intangibles relating in whole or in part to the Trust Estate and all rights and remedies of whatever kind or nature Trustors may hold or acquire for the purpose of securing or enforcing any obligation due Trustors thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental Authority; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to the Ground Lease; and (v) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that Trustors are not authorized to dispose of any of the Trust Estate.

     "Receiver" means, with respect to any Person (including Trustors), any receiver, trustee, custodian, debtor in possession, liquidator, sequestrator, administrator, conservator, or other successor appointed (whether by a court or otherwise) pursuant to any creditor's exercise of remedies against such Person, or pursuant to a Bankruptcy of such Person, or for purposes of reorganization or liquidation, or otherwise for the benefit of such Person's creditors, or under any similar circumstances, or otherwise having similar powers over such Person or its property, whether such Receiver acts on an interim, temporary, or final basis and whether such appointment applies to all or any significant portion of such Person's assets or property, including or not including any of the Trust Estate.

     "Rents" means all rents, hotel rents, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits including, but not limited to, all fees, charges, accounts or other payments for the use or occupancy of rooms and other public facilities in hotels, motels or other lodging properties, to which Trustors may now or hereafter be entitled from the Hotel Site, the Hotel, the Ground Lease, the Space Leases, the Lease or any property encumbered hereby or any business or other activity conducted by Trustors at the Hotel Site.

     "Space Leases" means any and all leases, including the Ground Lease and the Lease, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Trust Estate that Trustors have entered into or will hereafter enter into, taken by assignment or will hereafter take by assignment, taken subject to or will hereafter take subject to, assumed or will hereafter assume, or has or will hereafter otherwise become bound by, now or in the future, that give any person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Hotel Site and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Trust Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with this Deed of Trust, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Hotel Site or any part hereof.

     "Tangible Collateral" means with respect to the Hotel and the Hotel Site, all personal property, goods, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Hotel Site or Improvements and/or used in the operation of the Hotel, casino, restaurants, stores, parking facilities, special events arena, theme park, and all other commercial operations on the Hotel Site or Improvements, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems and including all property and materials stored therein in which Trustors have an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Hotel Site or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all gaming equipment and devices which are to be installed and used in connection with the operation of the Hotel Site or Improvements, including, without limitation those items of furniture, fixtures and equipment which are to be purchased or leased by Trustors, machinery and any other item of personal property in which Trustors now or hereafter own or acquire an interest or right, and which are used or useful in the construction, operation, use and occupancy of the Hotel Site or Improvements; to the extent permitted by the applicable contract or applicable law, all gaming and financial equipment, computer equipment, calculators, adding machines, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Hotel Site or Improvements, and all present and future right, title and interest of Trustors in and to any casino operator's agreement, license agreement or sublease agreement used in connection with the Hotel Site or Improvements.

     "365(h) Election" means Trustors' election to treat the Ground Lease as terminated under Section 365(h) of the Bankruptcy Code or any similar Bankruptcy Law, or any comparable right provided under any other Bankruptcy Law, together with all rights, remedies and privileges related thereto.

     "Trustee" shall have the meaning set forth in the preamble.

     "Trustor" shall have the meaning set forth in the preamble.

     "Trustors" shall have the meaning set forth in the preamble.

     "Trust Estate" means all of the property described in Granting Clauses (A) through (R) below, inclusive, and each item of property therein described.

     "UCC" means the Uniform Commercial Code in effect in the State of Mississippi from time to time.


                                WITNESSETH:

     IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION; THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED AND FOR THE PURPOSE OF SECURING as a Lien in favor of Beneficiary (1) the due and punctual payment of the Obligations the last installment of which is due on March 30, 2002; (2) the performance of each covenant and agreement of Trustors contained herein, in the Loan Agreement, the Lease or in the Ground Lease; (3) the satisfaction of those terms and conditions contained herein applicable to Trustors or within Trustors' control; (4) the payment of such additional loans or advances as hereafter may be made to Ground Lease Trustor for the benefit of Trustor, or their successors or assigns, it being agreed that such additional loans or advances, together with interest at the Overdue Rate, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby and (5) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms hereof or to protect the security hereof, together with interest thereon as herein provided, Trustor and Ground Lease Trustor to the maximum extent of their respective interests and in consideration of the premises, and for-the purposes aforesaid, do hereby BARGAIN, CONVEY, WARRANT, HYPOTHECATE, TRANSFER AND ASSIGN UNTO THE TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY:

     (A)  The Hotel Site.

     (B)  TOGETHER WITH the Improvements.

     (C) TOGETHER WITH all Appurtenant Rights.

     (D) TOGETHER WITH the Tangible Collateral.

     (E) TOGETHER WITH the Intangible Collateral.

     (F) TOGETHER WITH Trustor's fee simple right, title and interest in the Hotel Site and Trustor's right, title and interest in the Ground Lease, it being agreed to by Trustor that Trustor's fee simple interest in the Hotel Site shall be expressly subordinate to the Ground Lease as provided for in Article VIII of this Deed of Trust.

     (G) TOGETHER WITH all of Ground Lease Trustor's estate, right, title and interest in, to and under the Ground Lease now or hereafter on or affecting any of the property described in Granting Clauses (A) through (E) hereof or any part thereof, together with all credits, deposits, options (including any options to purchase or renew set forth in the Ground Lease), privileges, rights, estate, title and interest of Ground Lease Trustor as tenant under the Ground Lease, and all books and records which contain records of payments of rent or security made under the Ground Lease and all Ground Lease Damage Claims.

     (H) TOGETHER WITH (i) all the estate, right, title and interest of Trustors of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A) through (E) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A) through (E) hereof or any part thereof, or to any Appurtenant Rights thereto, and Beneficiary is hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A) through (E) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein; and (iii) whether arising from any voluntary or involuntary disposition of the property described in Granting Clauses (A) through (E), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property.

     (I) TOGETHER WITH the absolute assignment of the Space Leases, together with all of the following (including all "Cash Collateral" within the meaning of the Bankruptcy Code) arising from the Space Leases (provided however, that (i) permission is hereby given to Trustors, so long as no Event of Default has occurred hereunder and so long as the same is in accordance with the Operative Documents, to collect and use the Rents, as they become due and payable, but not in advance thereof and (ii) upon the occurrence of an Event of Default, the permission hereby given to Trustors to collect the Rents shall automatically terminate, but such permission may, in the sole discretion of Beneficiary, be reinstated upon a cure of such Event of Default): (a) Rents (subject, however, to the aforesaid absolute assignment to Beneficiary and the conditional permission hereinabove given to Trustors to collect the Rents), (b) all guaranties, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases, (c) all of Trustors' right, title, and interest under the Space Leases, including the following: (i) the right to receive and collect the Rents under the Space Leases and (ii) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Trustors' right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of the Space Leases; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (A) any breach by such tenants under the Space Leases (including any claim that Trustors may have by reason of a termination, rejection, or disaffirmance of the Space Leases pursuant to any Bankruptcy Law) and (B) the use and occupancy of the premises demised, whether or not pursuant to the Space
Leases (including any claim for use and occupancy arising under landlord-tenant law of the State of Mississippi or any Bankruptcy Law).

     Notwithstanding anything to the contrary contained herein, the foregoing provisions shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents and Space Leases to Beneficiary, subject, however, to the conditional permission given to Trustors to collect and use the Rents and Space Leases as hereinabove provided; and the existence or exercise of such right of Trustors shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustors.

     (J) TOGETHER WITH all of Trustor's right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Hotel Site, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, construction contracts and architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Hotel Site or the extraction of minerals, sand, gravel or other valuable substances from the Hotel Site.

     (K) TOGETHER WITH all of Trustors' right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including options, option rights and contract rights) now or hereafter obtained by Trustors from any Governmental Authority having or claiming jurisdiction over the Hotel Site, or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Hotel Site.

     (L) TOGETHER WITH all water stock, water permits and other water rights relating to the Hotel Site.

     (M) TOGETHER WITH all oil and gas and other mineral rights, if any, in or pertaining to the Hotel Site and all royalty, leasehold and other rights of Trustors pertaining thereto.

     (N) TOGETHER WITH all mooring rights, if any, relating to the Hotel Site.

     (O) TOGETHER WITH (i) all of Trustors' present and future "accounts", "deposits" and "instruments" (as said quoted terms are defined in the UCC) arising from the business operations at the Hotel, and (ii) any and all monies and other property, real or personal, which may from time to time be subjected to the lien hereof by Trustors or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of the Trustee or Beneficiary pursuant to this Deed of Trust or any Operative Document, including, without limitation, any Advance or Protective Advance (as defined in Section 4.2 below); and all of Trustors' right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustors may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustors that all property hereafter acquired by Trustors and required by any Operative Document or this Deed of Trust to be subject to the lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustors be subject to the lien of this Deed of Trust as if such property were now owned by Trustors and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and the Trustee and the Beneficiary are hereby authorized to receive any and all such property as and for additional security for the Obligations secured or intended to be secured hereby. Trustors agree to take any action as may reasonably be necessary to evidence and perfect such liens or security interests, including, without limitation, the execution of any documents necessary to evidence and perfect such liens or security interests.

     (P) TOGETHER WITH any and all Accounts Receivable, royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from the Hotel or any of the foregoing, all of which are hereby assigned to Beneficiary, who, except as otherwise expressly provided in this Deed of Trust, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable.

     (Q) TOGETHER WITH any and all FF&E.

     (R) TOGETHER WITH (i) Trustors' rights, if any, further to assign, sell, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (J) inclusive, above, for debt or otherwise.

     Trustors, for themselves and their successors and assigns, covenant and agree to and with the Trustee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustors have good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell their respective interests in the Trust Estate in the manner and form as aforesaid, and that the same are free and clear of all liens and encumbrances whatsoever, except for Permitted Liens, and Trustors shall warrant and forever defend the above-bargained property in the quiet and peaceable possession of the Trustee and its successors and assigns against all and every person or persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for Permitted Liens. Trustors agree that any greater title to the Trust Estate hereafter acquired by Trustors during the term hereof shall be automatically subject hereto.


                                 ARTICLE I

                           COVENANTS OF TRUSTORS

     The Beneficiary, the Agent and the Lenders have been induced to enter into the Participation Agreement, pursuant to which Advances shall be made, and each of the other Operative Documents, on the basis of the following material covenants, all agreed to by Trustors:

     1.1 Performance of Operative Documents. Trustors shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Operative Documents, as applicable, and shall promptly pay to Beneficiary, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Trustors under this Deed of Trust and the Operative Documents in accordance with the terms of the Operative Documents.

     1.2 General Representations, Covenants and Warranties. Trustor represents, covenants and warrants that: (a) Trustor has good and marketable fee simple title to the Hotel Site; (b) Trustor has good and marketable title to the Trust Estate, free and clear of all encumbrances except Permitted Liens, and has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to mortgage and pledge the same as provided herein and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof; (c) neither Trustor nor any Affiliate of Trustor is Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, against Trustor or any Affiliate of Trustor;
(d) the Hotel Site has frontage on, and direct access for ingress and egress to dedicated street(s); (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose the right to conduct gaming activities at the Resort or on the Casino Barges (as such terms are defined in Appendix 1) (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned; and (g) each of the representations and warranties contained in the Operative Documents are true and correct in all material respects and are hereby incorporated herein by reference.

     1.3 Compliance with Legal Requirements. Trustor shall promptly, fully, and faithfully comply with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

     1.4 Taxes. Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Hotel Site as a single lien, except as may be required by law, except for Permitted Liens. In the event of the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Deed of Trust, Trustor shall pay all such taxes. Beneficiary may, but shall not be obligated to pay all such taxes in the event that Trustor fails to make such payment and any such payment by Beneficiary shall be secured by this Deed of Trust as a future advance as set forth in Section 1.29 below.

     1.5  Insurance/Casualty.

     (a) Trustor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements set forth in the Ground Lease, Article IX of the Lease and in the other Operative Documents. Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Trustor in and to all insurance policies, following the occurrence of such foreclosure or other transfer, shall pass to the purchaser or grantee. Beneficiary may, but shall not be obligated to pay for any required insurance policies in the event that Trustor fails to make such payment and any such payment by Beneficiary shall be secured by this Deed of Trust as a future advance as set forth in Section 1.29 below.

     (b) Any insurance proceeds or other Casualty Recoveries shall be governed by and disbursed in accordance with the terms of the Ground Lease, Article IX of the Lease and the other Operative Documents.

     1.6 Condemnation. In the event that any part of the Trust Estate is condemned (whether by one or successive condemnation proceedings), proceeds of such condemnation shall be applied in accordance with the provisions of the Ground Lease, Article IX of the Lease and the other Operative Documents.

     1.7  Care of Trust Estate.

     Trustor shall preserve and maintain the Trust Estate in good condition and repair, and Trustor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Trust Estate or of any part thereof that in any manner materially impairs Beneficiary's security hereunder and shall not take any action which will increase the risk of fire or other hazard to the Trust Estate or to any part thereof.

     1.8  Environmental Laws.

     (a) Trustor shall comply with all Environmental Laws. If Trustor fail to do so, then Beneficiary may cause the Trust Estate to so comply and Trustor shall indemnify Beneficiary with respect to any expenditures that Beneficiary incurs in doing so. This shall not limit any other rights or remedies available to Beneficiary.

     (b) Trustor shall notify Beneficiary of all Environmental Violations relating to the Trust Estate in accordance with the terms and conditions of the Participation Agreement.

     1.9  Leases.

     (a) Trustor shall not enter into any new leases of all or any portion of the Trust Estate or any modifications, assignments or amendments of the Space Leases except in accordance with the terms and conditions of the Operative Documents.

     (b) No default now exists under the Space Leases. No event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default or would entitle Trustors, as applicable, or any other party under the Space Leases to cancel the same or otherwise avoid its obligations.

     (c) Trustors shall pay, when due and payable, the rentals, additional rentals, and other charges required by, and payable under, the Space Leases, as applicable, in accordance with the Space Leases.

     (d) Trustor shall perform and observe all terms, covenants, and conditions that Trustor must perform and observe under the Space Leases, and do everything necessary to preserve and to keep unimpaired the Trust Estate.

     (e) Trustors hereby irrevocably delegate to Beneficiary the nonexclusive authority to exercise any or all of Trustors' rights, under the Space Leases, whether or not Trustors have failed to exercise any such right. Nothing in the foregoing delegation of authority shall be deemed to impose any obligation or duty upon Beneficiary.

     1.10  Treatment of Ground Lease in Bankruptcy.

     (a) 365(h) Election. If Trustor rejects or disaffirms, or seeks or purports to reject or disaffirm, the Ground Lease pursuant to any Bankruptcy Law (it being agreed to by Trustor that to the maximum extent permitted by law, Trustor shall not reject or disaffirm the Ground Lease and shall permit Ground Lease Trustor to remain in possession of the premises demised under the Ground Lease), then Ground Lease Trustor shall not exercise the 365(h) Election except as otherwise provided in this paragraph. To the extent permitted by law, Ground Lease Trustor shall not suffer or permit the termination of the Ground Lease by exercise of the 365(h) Election or otherwise without Beneficiary's consent. Ground Lease Trustor acknowledges that because the Ground Lease is a primary element relating to Beneficiary's security for the Obligations secured hereunder and in connection with the financing of the construction of the Hotel, it is not anticipated that Beneficiary would consent to termination of the Ground Lease. If Ground Lease Trustor makes any 365(h) Election in violation of this Deed of Trust, then such 365(h) Election shall be void and of no force or effect.

     (b) Assignment to Beneficiary. Ground Lease Trustor hereby assigns to Beneficiary the 365(h) Election with respect to the Ground Lease. Ground Lease Trustor acknowledges and agrees that the foregoing assignment of the 365(h) Election and related rights is one of the rights that Beneficiary may use at any time to protect and preserve Beneficiary's other rights and interests under this Deed of Trust. Ground Lease Trustor further acknowledges that exercise of the 365(h) Election in favor of terminating the Ground Lease would constitute waste prohibited by this Deed of Trust. Ground Lease Trustor acknowledges and agrees that the 365(h) Election is in the nature of a remedy available to Ground Lease Trustor under the Ground Lease, and is not a property interest that Ground Lease Trustor can separate from the Ground Lease as to which it arises. Therefore, Ground Lease Trustor agrees and acknowledges that exercise of the 365(h) Election in favor of preserving the right to possession under the Ground Lease shall not be deemed to constitute Beneficiary's taking or sale of the Trust Estate (or any element thereof) and shall not entitle Ground Lease Trustor to any credit against the Obligations secured hereunder or otherwise impair Beneficiary's Remedies.

     1.11 Rejection of Ground Lease by Trustor. If Trustor rejects or disaffirms the Ground Lease or purports or seeks to disaffirm the Ground Lease pursuant to any Bankruptcy Law, then Ground Lease Trustor shall remain in possession of the premises demised under the Ground Lease and shall perform all acts necessary for Ground Lease Trustor to remain in such possession for the unexpired term of the Ground Lease (including all renewals), whether the then existing terms and provisions of the Ground Lease require such acts or otherwise. Ground Lease Trustor shall be deemed to be in possession of the premises demised under the Ground Lease regardless of whether any portion of such premises has been leased to Trustor pursuant to the Lease for purposes of Section 365(h) of the Bankruptcy Code or any other similar Bankruptcy Law.

     1.12 Assignment of Claims to Beneficiary. Ground Lease Trustor, immediately upon learning that the Trustor has failed to perform the terms and provisions under the Ground Lease (including by reason of a rejection or disaffirmance or purported rejection or disaffirmance of the Ground Lease pursuant to any Bankruptcy Law), shall notify Beneficiary of any such failure to perform. Ground Lease Trustor unconditionally assigns, transfers and sets over to Beneficiary the Ground Lease Damage Claims. This assignment constitutes a present, irrevocable, and unconditional assignment of the Ground Lease Damage Claims, and shall continue in effect until the Obligations secured hereunder have been paid in full.

     1.13  Intentionally Omitted.

     1.14 Ground Lease Trustor's Acquisition of Interest in Leased Parcels. If Ground Lease Trustor acquires the fee or any other interest in any part of the Hotel Site, such acquired interest shall immediately become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as if Ground Lease Trustor now owned it and as if this Deed of Trust specifically described it, without need for the delivery and/or recording of a supplement to this Deed of Trust or any other instrument. In the event of any such acquisition, the fee and leasehold interests in such Hotel Site, unless Beneficiary elects otherwise in writing, remain separate and distinct and shall not merge, notwithstanding any principle of law to the contrary.

     1.15  Intentionally Omitted.

     1.16 Further Encumbrance. Trustors covenant that at all times prior to the payment in full of the indebtedness secured hereby, except for Permitted Liens, Trustors shall neither make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Trust Estate, including, without limitation, the Rents. As used herein, "transfer" includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Trust Estate which have been or may hereafter be granted by Trustors and are reasonably necessary to the operation of the Trust Estate.

     1.17  Intentionally Omitted.

     1.18  Further Assurances.

     (a) At its sole cost and without expense to the Trustee or the Beneficiary, Trustor shall do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to the Beneficiary and take any other actions that are necessary, desirable or requested by Beneficiary or Trustee to perfect or continue the perfection and first priority of Beneficiary's security interest in the Trust Estate, to protect the Trust Estate against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Deed of Trust, including the security agreement and the absolute assignment of Rents and Space Leases contained herein, or for the filing, registering or recording thereof.

     (b) Trustor shall forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, cause this Deed of Trust and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the title of the Trustee and/or the Beneficiary to, the Trust Estate.

     1.19  Intentionally Omitted.

     1.20 Assignment of Rents and Leases. The assignment of Space Leases and Rents set out above in the Granting Clauses shall constitute an absolute and present assignment to Beneficiary, subject to the license herein given to Trustors, and shall be fully operative without any further action on the part of any party, and specifically Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder to all Rents, whether or not Beneficiary takes possession of the Trust Estate, or any portion thereof. The absolute assignment shall not be deemed to impose upon Beneficiary any of the obligations or duties provided in any Space Lease.

     1.21  Expenses.

     (a) Trustor shall pay when due and payable all costs, including, without limitation, appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, escrow fees, attorneys' and paralegal fees, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character which have been incurred or which may hereafter be incurred by Beneficiary or any assignee of Beneficiary in connection with the preparation and execution of loan documents, amendments thereto or instruments, agreements or documents of further assurance, the funding of the loan secured hereby, and the enforcement of any Operative Document; and

     (b) Trustor shall, upon demand by Beneficiary, reimburse Beneficiary or any assignee of Beneficiary for all such reasonable expenses which have been incurred or which shall be incurred by it; and

     (c) Trustor shall indemnify Beneficiary with respect to any transaction or matter in any way connected with any portion of the Trust Estate, this Deed of Trust, including any occurrence at, in, on, upon or about the Trust Estate (including any personal injury, loss of life, or property damage), or Trustor's use, occupancy, or operation of the Trust Estate, or the filing or enforcement of any mechanic's lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Trust Estate, including failure to comply with any Legal Requirement or with any requirement of this Deed of Trust that applies to Trustor, or any Person's violation of any environmental law or any contamination of any portion of the Trust Estate in accordance with the applicable provisions of Articles VII and VIII of the Participation Agreement. Trustor shall pay all costs and expenses, including legal costs, that Beneficiary pays or incurs in connection with any such litigation. Any amount payable under any indemnity in this Deed of Trust shall be a demand obligation, shall be added to, and become a part of, the secured obligations under this Deed of Trust, shall be secured by this Deed of Trust, and shall bear interest at the Overdue Rate. Such indemnity shall survive any release of this Deed of Trust and any foreclosure.

     1.22 Beneficiary's Cure of Trustors' Default. If Trustors default in the payment of any tax, assessment, lien, encumbrance or other imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust, the Loan Agreement or the Space Leases, Beneficiary may, but is not obligated to, to preserve its interest in the Trust Estate, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the Overdue Rate from the date incurred until paid by Trustors, shall be added to the indebtedness and secured by the lien of this Deed of Trust. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Hotel Site or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustors or any person in possession holding under Trustors. No exercise of any rights under this Section by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

     1.23 Compliance with Permitted Lien Agreements. Trustors or any Affiliate of Trustors shall comply with each and every material obligation contained in any agreement pertaining to a material Permitted Lien.

     1.24 Use of Hotel Site. Trustor covenants that the Trust Estate will be used in accordance with all Applicable Laws and pursuant to the terms and conditions set forth in the Ground Lease and the Lease.

     1.25 Taxes on Beneficiary. Trustor shall pay any taxes, other than income taxes, imposed on the Beneficiary by reason of its ownership of this Deed of Trust by reason of any payments made pursuant to this Deed of Trust. If any time any Governmental Authority shall require internal revenue or other documentary stamps or any other tax on this Deed of Trust, then, if Trustor lawfully may pay for such stamps or tax, including interest and penalties thereon, to or for Beneficiary, Trustor shall pay, when payable, for all such stamps and taxes, including interest and penalties thereon.

     1.26 Additional Taxes. Trustor shall pay any taxes resulting from the passage of any law deducting from the value of real property, for the purposes of taxation of any lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes, or the imposition of a tax, either directly or indirectly, on this Deed of Trust.

     1.27 Defense of Actions. Trustor shall appear in and defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all costs and expenses, including costs of title search and insurance or other evidence of title, preparation of surveys, and reasonable attorneys' fees in any such action or proceeding in which Beneficiary or Trustee may appear or may be joined as a party and in any suit brought by Beneficiary based upon or in connection with this Deed of Trust. Nothing contained in this section shall, however, limit the right of Beneficiary to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Trustor.

     1.28  Affiliates.

     (a) Subject to Trust Deed. Trustors shall cause all of their Affiliates in any way involved with the operation of the Trust Estate to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder. Trustors shall, at Beneficiary's request, cause any such Affiliate to execute and deliver to Beneficiary or Trustee such further instruments or documents as Beneficiary may reasonably deem necessary to effectuate the terms of this Section.

     (b) Restriction on Use of Subsidiary or Affiliate. Trustors shall not use any Affiliate in the operation of the Trust Estate if such use would in any way impair the security hereunder or circumvent any covenant or condition of this Deed of Trust.

     1.29 Future Advances. All funds advanced in the reasonable exercise of Beneficiary's judgment to protect its security hereunder are deemed to be obligatory advances and are to be added to the total indebtedness secured by this Deed of Trust and such indebtedness shall be increased accordingly. All sums so advanced including, but not limited to, any advances for the payment of utilities, taxes or insurance shall be secured by this Deed of Trust with the same priority of Lien as the security for the Obligations secured hereunder.

     1.30 Security Agreement and Financing Statements. Trustors (as debtors) hereby grant to Beneficiary (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E and any other personal property now or hereafter owned or leased by Trustors or in which Trustors have or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the premises or elsewhere), Proceeds of the foregoing comprising a portion of the Trust Estate and all proceeds of insurance policies and condemnation awards arising therefrom and all proceeds, products, substitutions, and accessions therefor and thereto, subject to Beneficiary's rights to treat such property as real property as herein provided (collectively, the "Personal Property"). Trustors shall execute any and all documents and writings, including, without limitation financing statements pursuant to the UCC, as Beneficiary may reasonably request, to preserve and maintain the priority of the security interest granted hereby on property which may be deemed subject to the foregoing security agreement, and shall pay to Beneficiary on demand any expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustors hereby authorize and empower Beneficiary to execute and file, on Trustors' behalf, all financing statements and refiling and continuations thereof as Beneficiary deems necessary or advisable to create, preserve and protect said security interest. This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be
(i) as prescribed herein, or (ii) as available under applicable law, or (iii) as available under the UCC, all at Beneficiary's sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

     Trustors and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Trust Estate and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to any improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. The mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Trustors' rights to Rents, shall never be construed as in anyway altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary's real property lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses that notice of Beneficiary's priority of interest to be effective against a particular class of persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

     (a) Priority. All Personal Property of any nature whatsoever, which is subject to the provisions of this security agreement, shall be purchased or obtained by Trustors in their respective names and free and clear of any lien or encumbrance, except for Permitted Liens and the lien hereof, for use only in connection with the business and operation of the Hotel, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, except for Permitted Liens, so that Beneficiary's security interest shall attach to and vest in Trustors for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Hotel Site and Trustors warrant and represent that Beneficiary's security interest in the Personal Property is a validly attached and binding security interest, properly perfected and prior to all other security interests therein except as otherwise permitted in this Deed of Trust.

     (b) Removal of Trust Estate. None of the Trust Estate shall be removed from the Trust Estate without Beneficiary's prior written consent, unless otherwise permitted under the Operative Documents.

     (c) Change of Name. Trustors shall not change their corporate or business names, or do business within the State of Mississippi under any name other than such name, or any trade name(s) other than those as to which Trustors give prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without providing Beneficiary with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.



                                ARTICLE II

                         CORPORATE LOAN PROVISIONS

     2.1 Interaction with other Operative Documents. The terms and provisions of this Deed of Trust shall be subject and subordinate to the terms of the other Operative Documents. To the extent that the other Operative Documents provide Trustors with a particular cure or notice period, other rights, or establishes any limitations or conditions on Beneficiary's actions with regard to a particular set of facts, Trustors shall be entitled only to the cure periods and notice periods provided for in the other Operative Documents, and Beneficiary shall be subject to the same limitations and conditions. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the other Operative Documents, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the other Operative Documents shall govern. Notwithstanding the foregoing, to the extent that this Deed of Trust addresses matters not addressed in the other Operative Documents, such fact shall not be deemed to be an inconsistency for purposes of this Article II.


                                ARTICLE III

                                 DEFAULTS

     3.1 Event of Default. The term "Event of Default," wherever used in this Deed of Trust, shall have the meaning given to the term "Lease Event of Default" in Appendix 1.


                                ARTICLE IV

                                 REMEDIES

     4.1 Acceleration of Maturity. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by Trustor's or Ground Lease Trustor's Bankruptcy), declare the Obligations to be due and payable immediately, and upon such declaration the Obligations shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustors waive) notwithstanding anything in this Deed of Trust or applicable law to the contrary.

     4.2 Protective Advances. If Trustor fails to make any payment or perform any other obligation under the Operative Documents, then without thereby limiting Beneficiary's other rights or remedies, waiving or releasing any of Trustor's obligations, or imposing any obligation on Beneficiary, Beneficiary may either advance any amount owing or perform any or all actions that Beneficiary considers necessary or appropriate to cure such default. All such advances shall constitute "Protective Advances." No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

     4.3 Institution of Equity Proceedings. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may institute an action, suit or proceeding in equity for specific performance of the Operative Documents, all of which shall be specifically enforceable by injunction or other equitable remedy. Trustors waive any defense based on laches or any applicable statute of limitations.

     4.4  Beneficiary's Power of Enforcement.

     (a) Upon the occurrence and during the continuance of any Event of Default, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (1) to enforce payment of the Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (2) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to the laws of the State of Mississippi or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (3) to exercise any or all of the rights and remedies available to it under the Operative Documents in addition to, and not in limitation of, any remedies provided for in this Deed of Trust; and (4) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

     (b) Upon the occurrence and during the continuance of any Event of Default, Trustee shall, at the request of Beneficiary, sell the Trust Estate conveyed, or a portion thereof, to satisfy the obligations hereof at public outcry to the highest bidder for cash. Sale of the property shall be advertised for three consecutive weeks preceding the sale in a newspaper published in the county where the Hotel Site and leaseholds are situated, or if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouse of the same county. The notice and advertisement shall disclose the names of the original debtors in this Deed of Trust. Trustors waive the provisions of Section 89-1-55 of the Mississippi Code of 1972, as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer the property herein conveyed as a whole, regardless of how it is described. Sale of any real property and personal property secured hereby may occur together and Trustors acknowledge that any such sale shall be deemed commercially reasonable.

     If the Trust Estate is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have full power to select in which county, or judicial district, the sale of the property is to be made, newspaper advertisement published and notice of sale posted, and Trustee's selection shall be binding upon Trustors but subject to the consent of Beneficiary. Should Beneficiary be a corporation or an unincorporated association, then any officer thereof may declare Trustors to be in default and request Trustee to sell the Trust Estate. Beneficiary shall have the same right to purchase the property at the foreclosure sale as would a purchaser who is not a party to this Deed of Trust.

     (c) The Trustee shall sell the Trust Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, for cash in lawful money of the United States payable at the time of sale. The Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter the Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Any sale or sales may be held by an agent on behalf of the Trustee and the appointment thereof need not be recorded. The Trustee shall execute and deliver to the purchaser its Deed, Bill of Sale, or other instrument conveying said property so sold. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale.

          (1) After deducting all costs, fees and expenses of the Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys' fees of the Trustee or Beneficiary in connection with a sale as provided in Section 4.4 (b) above, the Trustee shall apply the proceeds of such sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate then in effect pursuant to the terms of the Loan Agreement, then to the payment of all other sums then secured hereby and the remainder, if any, to any person entitled by law.

     4.5 Beneficiary's Right to Enter and Take Possession, Operate and Apply Income.

     (a) Upon the occurrence and during the continuance of an Event of Default,
(i) Trustors upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate and Beneficiary may, at its option, succeed to the interests of Trustors under the Space Leases, without liability for trespass, damages or otherwise, and may exclude Trustors and their agents and employees wholly therefrom and may have joint access with Trustors to the books, papers and accounts of Trustors; and (ii) Trustors shall pay monthly in advance to Beneficiary on Beneficiary's entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

     (b) If Trustors shall for any reason fail to surrender or deliver the Trust Estate, or any part thereof after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or the Trustee the right to immediate possession or requiring Trustors to deliver immediate possession of all or part of such property to Beneficiary or the Trustee and Trustors hereby specifically consent to the entry of such judgment or decree. Trustors shall pay to Beneficiary or the Trustee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or the Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Deed of Trust.

     (c) Upon every such entering upon or taking of possession, the Beneficiary or the Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

          (1) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

          (2)  insure or keep the Trust Estate insured;

          (3) manage and operate the Trust Estate and exercise all the rights and powers of Trustors in their name or otherwise with respect to the same;

          (4) enter into agreements with others to exercise the powers herein granted the Beneficiary or the Trustee, all as Beneficiary or the Trustee from time to time may determine; and, subject to the absolute assignment of the Space Leases and Rents to Beneficiary, Beneficiary or the Trustee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by the Beneficiary or the Trustee in such priority as Beneficiary may determine to (1) the payment of interest and principal due and payable under the Loan Agreement, (2) the deposits for taxes and assessments and insurance premiums due, (3) the cost of insurance, taxes, assessments and other proper charges upon the Trust Estate or any part thereof; (4) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or the Trustee; and
(5) any other charges or costs required to be paid by Trustors under the terms hereof;

          (5) rent or sublet the Trust Estate or any portion thereof for any purpose permitted by this Deed of Trust.

     Beneficiary or the Trustee shall surrender possession of the Trust Estate to Trustors only when all Obligations shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

     4.6 Leases. Trustors are entitled to enter into leases and subleases of the Trust Estate only in accordance with the Operative Documents. The failure to make any subtenants of the Trust Estate parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustors to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof.

     4.7 Purchase by Beneficiary. Upon any foreclosure sale (whether judicial or nonjudicial) Beneficiary may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

     4.8 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Trustors agree to the full extent permitted by law that if an Event of Default occurs, neither Trustors nor anyone claiming through or under them shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustors for themselves and all who may at any time claim through or under them, hereby waive, to the full extent that they may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Estate marshaled upon any foreclosure of the lien hereof and agree that the Trustee or any court having jurisdiction to foreclose such lien may sell the Trust Estate in part or as an entirety.

     4.9 Receiver. Upon the occurrence and during the continuance of any Event of Default, Beneficiary, to the extent permitted by law and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed without notice to Trustors or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary's behalf may be an Affiliate of Beneficiary. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy, available to Beneficiary under this Deed of Trust, under the Operative Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

     4.10 Suits to Protect the Trust Estate. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts which may be unlawful or any violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, and (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest.

     4.11 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustors, any Affiliate or any guarantor, co-maker or endorser of any of Trustors' obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustors under this Deed of Trust or any other Operative Document, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustors after such date.

     4.12  Deficiencies; Application of Monies by Beneficiary.

     (a) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment from Trustors of any additional amounts then remaining due and unpaid and to recover judgment against Trustors for any portion thereof remaining unpaid, with interest at the Overdue Rate.

     (b) Trustors hereby agree to the extent permitted by law, that no recovery of any such judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any of the Trust Estate or any other property shall in any way affect the Lien and security interest of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

     (c) Any monies collected or received by Beneficiary under this Section 4.12 shall be first applied to the payment of compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary, and the balance remaining shall be applied to the payment of amounts due and unpaid under this Deed of Trust.

     4.13 Delay or Omission, No Waiver. No delay or omission of Beneficiary to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in the other Operative Documents or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

     4.14 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this Deed of Trust or any other Operative Document; (d) releases any part of the Trust Estate from the lien or security interest of this Deed of Trust or any other instrument securing the Obligations; (e) consents to the filing of any map, plat or replat of the Hotel Site; (f) consents to the granting of any easement on the Hotel Site; or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any Operative Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under this Deed of Trust or otherwise of Trustors, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien or security interest of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this Section 4.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any Operative Document (including, but not limited to, any remedy provided for and in the manner set forth in the Loan Agreement), (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments due hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

     4.15 Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustors and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

     4.16 Remedies Cumulative. No right, power or remedy, including, without limitation remedies with respect to any security for the Obligations, conferred upon or reserved to Beneficiary by this Deed of Trust or any Operative Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any Operative Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

     4.17 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under this Deed of Trust and the Operative Documents shall, at Beneficiary's option, bear interest at the Overdue Rate until such Event of Default has been cured. Trustors' obligation to pay such interest shall be secured by this Deed of Trust.

     4.18 Foreclosure, Expenses of Litigation. If foreclosure be made by the Trustee, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guaranties, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this section mentioned, and such expenses and fees as may be incurred in the protection of the Trust Estate and the maintenance of the lien and security interest of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust or any Operative Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustors, with interest thereon at the Overdue Rate, and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

     4.19 Deficiency Judgments. If after foreclosure of this Deed of Trust or Trustee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Operative Documents or hereunder or any amounts secured hereby, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the Overdue Rate. Trustors waive any defense to Beneficiary's recovery against Trustors of any deficiency after any foreclosure sale of the Trust Estate. Trustors expressly waive any defense or benefits that may be derived from any statute granting Trustors any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 4.18 above. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the lien hereof.

     4.20 Waiver of Jury Trial. Beneficiary and Trustors each waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Deed of Trust or any Operative Document. Any such disputes shall be resolved in a bench trial without a jury.


                                 ARTICLE V

                  RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                   OTHER PROVISIONS RELATING TO TRUSTEE

     Notwithstanding anything to the contrary in this Deed of Trust, Trustors and Beneficiary agree as follows.

     5.1 Exercise of Remedies by Trustee. To the extent that this Deed of Trust or applicable law authorizes or empowers Beneficiary to exercise any remedies set forth in Article IV hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of Mississippi) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary's behalf in accordance with applicable law of the State of Mississippi. In connection therewith, Trustee: (a) shall not exercise, or waive the exercise of, any Beneficiary's Remedies (other than any rights or Trustee to any indemnity or reimbursement), except at Beneficiary's request, and (b) shall exercise, or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's request, and in accordance with Beneficiary's directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary's request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

     5.2 Rights and Privileges of Trustee. To the extent that this Deed of Trust requires Trustors to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary's liability as to any matter Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustors, pursuant to this Deed of Trust, appoint Beneficiary as Trustors' attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustors' behalf without joinder or confirmation by the other.

     5.3 Resignation or Replacement of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause (i.e., in Beneficiary's sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of the Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded if required by the law of the State of Mississippi. The law of the State of Mississippi shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the Obligations have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Operative Documents. Beneficiary's written appointment and designation of any Trustee shall be full evidence of Beneficiary's right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustors shall be required in connection with any resignation or other replacement of Trustee.

     5.4 Authority of Beneficiary. If Beneficiary is a corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on Beneficiary's behalf by an officer of such corporation or national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

     5.5 Effect of Appointment of Successor Trustee. Upon the appointment and designation of any successor, substitute or replacement Trustee, Trustee's entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     5.6 Confirmation of Transfer and Succession. Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and moneys held by said Trustee hereunder to said successor, substitute or replacement Trustee.

     5.7 Ratification. Trustors hereby ratify and confirm any and all acts that any Trustee may take or perform by virtue of this Deed of Trust.

     5.8 Exculpation. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence, willful misconduct or knowing violation of law. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law). Trustee shall be under no liability for interest on any moneys received by it hereunder.

     5.9 Endorsement and Execution of Documents. Upon Beneficiary's written request, Trustee shall, without liability or notice to Trustors, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Operative Documents. Trustors hereby irrevocably designate Trustee as their attorney in fact to execute, acknowledge and deliver, on Trustors' behalf and in Trustors' name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the lien created by this Deed of Trust on the Trust Estate. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustors.

     5.10 Multiple Trustees. If Beneficiary appoints multiple trustees, then any Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

     5.11 Terms of Trustee's Acceptance. Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions.

     (a) Delegation. Trustee may exercise any of its powers through appointment of attorney(s) in fact or agents.

     (b) Counsel. Trustee may select and employ legal counsel (including any law firm representing Beneficiary). Trustors shall reimburse all reasonable legal fees and expenses that Trustee may thereby incur.

     (c) Security. Trustee shall be under no obligation to take any action upon any Event of Default unless furnished security or indemnity, in form satisfactory to Trustee, against costs, expenses, and liabilities that Trustee may incur.

     (d) Costs and Expenses. Trustors shall reimburse Trustee, as part of the Obligations secured hereunder, for all reasonable disbursements and expenses (including legal fees and expenses) incurred by reason of and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee's administering and executing the trust created by this Deed of Trust and performing Trustee's duties and exercising Trustee's powers under this Deed of Trust.

     (e) Release. Upon payment of the Obligations secured hereunder, Beneficiary shall request Trustee to release this Deed of Trust and shall surrender all the Obligations secured hereunder to Trustee. Trustors shall pay all costs of recordation, if any.


                                ARTICLE VI

                         MISCELLANEOUS PROVISIONS

     6.1 Heirs, Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and subject to the limitations set forth in
Section 1.16, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustors or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

     6.2  Intentionally Omitted.

     6.3  Addresses for Notices, Etc.

     (a) Any notice, report, demand or other instrument authorized or required to be given or furnished under this Deed of Trust to Trustors, Trustee or Beneficiary shall be deemed given or furnished when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered at such address:

     Beneficiary:   BA Leasing & Capital Corporation
               Four Embarcadero Center - Suite 1200
               San Francisco, California 94111
               Attention: Ms. Sonia T. Delen

     With a copy to:     Mayer, Brown & Platt
               1675 Broadway
               New York, New York  10019
               Attention: Douglas L. Wisner, Esq.

     Trustor:  BL Development Corp.
               13705 First Avenue North
               Plymouth, Minnesota  55441-5451
               Attention:  Chief Financial Officer

     With a copy to:     Brian J. Klein, Esq.
               Maslon Edelman Borman & Brand
               3300 Norwest Center
               Minneapolis, Minnesota  55402

     Ground Lease
     Trustor:  Hancock Bank
               2510 14th Street
               One Hancock Plaza
               Gulfport, Mississippi 39501
               Attention: Ms. Karen Thigpen

     With a copy to:     Mayer, Brown & Platt
               1675 Broadway
               New York, New York  10019
               Attention: Douglas L. Wisner, Esq.


     Trustee:  Mr. James R. McIlwain
               c/o Hancock Bank
               One Hancock Plaza
               Gulfport, Mississippi 39501

     With a copy to:     Mayer, Brown & Platt
               1675 Broadway
               New York, New York  10019
               Attention: Douglas L. Wisner, Esq.

     (b) Any person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

     6.4 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

     6.5 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained herein or in any Operative Document shall be invalid, illegal or unenforceable in any respect, the validity of the lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in any other Operative Document shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustors waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     6.6 Changes and Priority Over Intervening Liens. Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustors and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

     6.7 Estoppel Certificates. Within ten Business Days after Beneficiary's written request, Trustors shall from time to time execute a certificate, in recordable form (an "Estoppel Certificate), stating: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) Trustors have no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) none of the Operative Documents have been amended, whether orally or in writing or, if there have been any amendments, the date and nature of each amendment; (d) Trustors have no claim against Beneficiary of any kind; (e) any power of attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust, any Operative Documents and the relationship of Trustors and Beneficiary as Beneficiary shall request.

     6.8 Governing Law. This Deed of Trust was negotiated in New York, and made by Beneficiary and accepted by Trustors in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. This Deed of Trust and the Obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, including, without limiting the generality of the foregoing, matters of construction, validity and performance, except that at all times the provisions for the creation, perfection, and enforcement of the liens and security interests created pursuant hereto shall be governed by and construed according to the law of Mississippi, including Gaming Laws, it being understood that, to the fullest extent permitted by law of Mississippi, the law of the State of New York shall govern the validity and the enforceability of this Deed of Trust and the Obligations arising hereunder. To the fullest extent permitted by law, Trustors hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Deed of Trust, the Note and the other Operative Documents and this Deed of Trust, the Note and the other Operative Documents shall be governed by and construed in accordance with the laws of the State of New York pursuant to 5-1401 of the New York General Obligations Law.

     Any legal suit, action or proceeding against Beneficiary, Trustee or Trustors arising out of or relating to this Deed of Trust shall be instituted in any federal or state court in New York, New York, pursuant to 5-1402 of the New York General Obligations Law, or at Beneficiary's option, in the State of Mississippi with respect to the exercise by Beneficiary of any of its rights and remedies relating to any portion of the Trust Estate within Mississippi, and Trustors waive any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding. Trustors hereby irrevocably submit to the jurisdiction of any such court in any suit, action or proceeding. Trustors hereby accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agree that service of process at the address provided for herein shall be deemed in every respect effective service of process upon Trustors, in any such suit, action or proceeding in the State of New York.

     6.9 Required Notices. Trustors shall notify Beneficiary promptly of the occurrence of any of the following and provide Beneficiary a copy of any notice or documents referred to: (i) receipt of notice from any Governmental Authority relating to all or any material part of the Trust Estate if such notice relates to a default, act, occasion or circumstance that could materially affect the lien hereby granted against the Trust Estate or the value of the Trust Estate as collateral; (ii) receipt of notice from a tenant leasing all or any material portion of the Trust Estate if such notice relates to a default or act, omission or circumstance that could materially affect the lien hereby granted against the Trust Estate or the value of the Trust Estate as collateral; (iii) receipt of notice from the holder of any Permitted Lien relating to a default if such default could materially affect the lien hereby granted against the Trust Estate or the value of the Trust Estate as collateral; (iv) the commencement of any proceeding or the entry of any judgment, decree or order having a Material Adverse Effect on all or any portion of the Trust Estate; or (v) commencement of any judicial or administrative proceeding or the entry of any judgment, decree or order by or against or otherwise affecting Trustors or any Affiliate of Trustors, a material portion of the Trust Estate or material portion of any personal property or any other action by any creditor or lessor thereof that could materially affect the lien hereby granted against the Trust Estate or the value of the Trust Estate as collateral.

     6.10 Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to the Trustee for cancellation and retention and upon payment of its fees, the Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

     6.11 Attorneys' Fees. Without limiting any other provision contained herein, Trustors agree to pay all costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust, including without limitation all reasonable attorneys' fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

     6.12 Late Charges. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the Overdue Rate, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

     6.13 Cost of Accounting. Trustors shall pay to Beneficiary, for and on account of the preparation and rendition of any accounting, which Trustors may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

     6.14 Right of Entry. Beneficiary may at any reasonable time or times make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent; provided that any such entry or inspections shall be made in such a manner so as to minimize any disruption to the business operations of Trustors.

     6.15 Corrections. Trustors shall, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgment hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created in any of Trustors' properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such lien and security interest.

     6.16 Statute of Limitations. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustors.

     6.17 Joint and Several Liability. All obligations of Trustor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Trustor, without, however, creating a present or other lien or charge thereon.

     6.18 Context. In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular including the plural, and vice versa.

     6.19 Time. Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to "days" in this Deed of Trust shall be deemed to mean "calendar days."

     6.20 Interpretation. As used in this Deed of Trust unless the context clearly requires otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

     6.21 Limitation of Liability. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree (a) that the obligations herein imposed on the Ground Lease Trustor and representations, covenants and warranties made herein by Ground Lease Trustor are all subject to the other Operative Documents, and (b) Ground Lease Trustor, its officers, employees and agents shall have no personal liability whatsoever arising from or in any way relating to (i) failure of the Ground Lease Trustor to fulfill any obligation herein imposed on the Ground Lease Trustor, (ii) any misrepresentation made herein by the Ground Lease Trustor (iii) the breach of any covenant or warranty made herein by Ground Lease Trustor, it being understood that the liability of the Ground Lease Trustor hereunder for any such failure, misrepresentation or breach is limited to the Trust Estate.


                                ARTICLE VII

                             POWER OF ATTORNEY

     7.1 Grant of Power. Trustors irrevocably appoint Beneficiary and any successor thereto as their attorney-in-fact, with full power and authority, including the power of substitution, exercisable upon an Event of Default to act for Trustors in their name, place and stead as hereinafter provided:

     (a) Possession and Completion. To take possession of the Trust Estate, remove all employees, contractors and agents of Trustors therefrom, complete or attempt to complete the work of construction, and market, sell or lease the Trust Estate.

     (b) Employment of Others. To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Trust Estate, or for the protection of Beneficiary's interests with respect thereto.

     (c) Security Guards. To employ watchmen to protect the Trust Estate from injury.

     (d) Compromise Claims. To pay, settle or compromise all bills and claims then existing or thereafter arising against Trustors, which Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Trust Estate, or for the protection of Beneficiary's interests with respect thereto.

     (e) Legal Proceedings. To prosecute and defend all actions and proceedings in connection with the Trust Estate.

     (f) Other Acts. To execute, acknowledge and deliver all other instruments and documents in the name of Trustors that are necessary or desirable, to exercise Trustors' rights under all contracts concerning the Trust Estate, including, without limitation, under the Ground Lease, and to do all other acts with respect to the Trust Estate that Trustors might do on their own behalf, as Beneficiary, in its reasonable discretion, deems proper.


                               ARTICLE VIII

                               SUBORDINATION

     Trustor hereby acknowledges and agrees that the fee ownership interest of the Trustor in the Hotel Site shall be subject and subordinate to all right, title and interest of Ground Lease Trustor under the Ground Lease in and to the Hotel Site, and to all right, title and interest of Beneficiary under this Deed of Trust. Trustor acknowledges that it has no rights in and to the Trust Estate and Trustor has entered into this Deed of Trust as a means of subordinating its fee simple interest in the Hotel Site to the Ground Lease.




                                   DEED OF TRUST (RESORT HOTEL)

     IN WITNESS WHEREOF, the undersigned have executed this Deed of Trust, Assignment of Rents and Leases and Security Agreement as of the day and year first above written with the actual execution on the dates set forth in the respective acknowledgments below.


BL DEVELOPMENT CORP.
a Minnesota corporation,
as Trustor


By:/s/ TIMOTHY J. COPE
   Name: Timothy J. Cope
   Title: Chief Financial Officer


STATE OF MINNESOTA)
                    ) ss:
COUNTY OF HENNEPIN)

          Personally appeared before me, the undersigned authority in and for the said county and state, on this 16th day of May, 1996, within my jurisdiction, the within named Timothy J. Cope who acknowledged that he is the Chief Financial Officer of BL Development Corp., a Minnesota corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation to do so.

                                         /s/ PATRICIA L. BUFFHAM
                                         ----------------------------------
                                                  NOTARY PUBLIC


My Commission expires:


- --------------------------------
(Affix official seal, if applicable)



                                   DEED OF TRUST (RESORT HOTEL)

HANCOCK BANK, not in its individual capacity but solely as Lessor and Trustee pursuant to the Participation Agreement, as Ground Lease Trustor


By:    /s/ C. H. GIBBONS
Name:  C. H. Gibbons
Title: Vice President & Trust Officer


STATE OF MISSISSIPPI)
                      ) ss:
COUNTY OF HARRISON  )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this 13th day of May, 1996, within my jurisdiction, the within named C. H. Gibbons who acknowledged that he is Vice President & Trust Officer of Hancock Bank, a state banking association, and that for and on behalf of the said bank, and as its act and deed in the representative capacity therein stated he executed the above and foregoing instrument, after first having been duly authorized by said bank to do so.


                                         ----------------------------------
                                                  NOTARY PUBLIC


My Commission expires:

My Commission Expires Dec. 26, 1998
- --------------------------------
(Affix official seal, if applicable)




                                SCHEDULE A

                             LEGAL DESCRIPTION

     All that tract or parcel of land lying and being in part of the Northwest 1/4 and the Southwest 1/4 of Section 5, Township 3 South, Range 10 West, Tunica County, Mississippi, as shown as containing 10.14 acres on that certain plat prepared by Rosser Lowe, a division of Rosser International, Inc. (William J. Daniel III, MS PLS No. 2031), entitled Boundary Survey of Hotel I Site, dated 19 April 1996, last revised May 6, 1996 and being more particularly described as follows:

     BEGINNING at a point at the intersection of the northerly line of a proposed private drive and the easterly right-of-way line of Village Center Road (variable width right-of-way);

     THENCE along a curve to the left having a radius of 1937.62 feet and an arc length of 221.26 feet, being subtended by a chord of North 14 degrees 46 minutes 54 seconds East for a distance of 221.14 feet, along said easterly right-of-way line, to a point;
     THENCE North 11 degrees 30 minutes 26 seconds East for a distance of 213.54 feet, continuing along said right-of-way line, to a point;
     THENCE along a curve to the right having a radius of 925.97 feet and an arc length of 518.60 feet, being subtended by a chord of South 60 degrees 42 minutes 33 seconds East for a distance of 511.85 feet, leaving said right-of-way line, to a point;
     THENCE South 44 degrees 39 minutes 53 seconds East for a distance of 203.07 feet, to a point;
     THENCE South 73 degrees 47 minutes 51 seconds East for a distance of 69.49 feet to a point;
     THENCE South 16 degrees 02 minutes 06 seconds West for a distance of 247.62 feet, to a point;
     THENCE South 28 degrees 48 minutes 07 seconds East for a distance of 136.12 feet, to a point;
     THENCE South 73 degrees 48 minutes 08 seconds East for a distance of 246.92 feet, to a point;
     THENCE South 16 degrees 11 minutes 43 seconds West for a distance of 86.34 feet, to a point;
     THENCE North 74 degrees 22 minutes 51 seconds West for a distance of 212.82 feet, to a point;
     THENCE South 61 degrees 11 minutes 56 seconds West for a distance of 118.17 feet, to a point;
     THENCE North 28 degrees 48 minutes 15 seconds West for a distance of 186.36 feet, to a point;
     THENCE South 61 degrees 12 minutes 34 seconds West for a distance of 26.14 feet, to a point;
     THENCE along a curve to the right having a radius of 108.24 feet and an arc length of 90.46 feet, being subtended by a chord of South 85 degrees 48 minutes 34 seconds West for a distance of 87.85 feet, to a point;
     THENCE along a curve to the left having a radius of 24.01 feet and an arc length of 20.84 feet, being subtended by a chord of South 86 degrees 04 minutes 56 seconds West for a distance of 20.20 feet, to a point;
     THENCE along a curve to the right having a radius of 325.60 feet and an arc length of 63.89 feet, being subtended by a chord of South 65 degrees 53 minutes 40 seconds West for a distance of 63.78 feet, to a point on the easterly line of a proposed private drive;
     THENCE along a curve to the left having a radius of 491.46 feet and an arc length of 677.16 feet, being subtended by a chord of North 37 degrees 13 minutes 01 seconds West for a distance of 624.85 feet, along said line of a proposed private drive northwesterly and westerly to the point of BEGINNING.